UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 30, 2001


                     WHOLESALE AUTO RECEIVABLES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 33-10524          38-3082709
-------------------------------    ----------      ------------------
(State or other jurisdiction of    Commission      (I.R.S. Employer
 incorporation or organization)    File Number      Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                     19801
---------------------------------------             ----------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code 302-658-7851
                                                   ------------


Items 1-6.     Not Applicable.



Item 7.        Financial Statements and Exhibits.

          (a)  Not Applicable

          (b)  Not Applicable

          (c)  Exhibits

          4.1 Indenture between Superior Wholesale Inventory Financing Trust VII(the "Trust") and the Bank of New York, as Indenture Trustee, dated as of March 15, 2001.

          4.2 Officer's Issuance Certificate for Series 2001-A and 2001-B Floating Rate Asset Backed Term Notes, dated as of March 15, 2001.

          25.1 Supplemental Statement of Eligibility on Form T-1 of the Bank of New York as Indenture Trustee under the Indenture.

          99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Wholesale Auto Receivables Corporation, as the Seller and Superior Wholesale Inventory Financing Trust VII as the Issuer, dated as of March 15, 2001.

          99.2 Trust Agreement between Wholesale Auto Receivables Corporation, as Seller, and Chase Manhattan USA, N.A. as Owner Trustee, dated as of March 15, 2001.

          99.3 Pooling and Servicing Agreement between General Motors Acceptance Corporation and Wholesale Auto Receivables Corporation, dated as of March 15, 2001.


          99.4 Administration Agreement among Superior Wholesale Inventory Financing Trust VII, as Issuer and General Motors Acceptance Corporation, as Administrator, and the Bank of New York, as Indenture Trustee, dated as of March 15, 2001.

          99.5 Custodian    Agreement    between   General   Motors   Acceptance
               Corporation,   as  Custodian,   and  Wholesale  Auto  Receivables
               Corporation, as Seller, dated as of March 15, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAPITAL AUTO RECEIVABLES, INC.
                                            ------------------------------------
                                                     (Registrant)


                                            s/  WILLIAM F. MUIR
                                            ------------------------------------
Dated: March 30, 2001                            William F. Muir
---------------------                            Chairman of the Board



                                            s/  JOHN D. FINNEGAN
                                            ------------------------------------
Dated: March 30, 2001                           John D. Finnegan
---------------------                           President and Director

                                  EXHIBIT INDEX



Exhibit             Description
-------             -----------

4.1 Indenture between Superior Wholesale Inventory Financing Trust VII (the "Trust") and the Bank of New York, as Indenture Trustee, dated as of March 15, 2001.

4.2  Officer's Issuance Certificate dated as of March 15, 2001.

25.1 Supplemental Statement of Eligibility on Form T-1 of the Bank of New York as Indenture Trustee under the Indenture.

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Wholesale Auto Receivables Corporation, as the Seller and Superior Wholesale Inventory Financing Trust VII as the Issuer, dated as of March 15, 2001.

99.2 Trust Agreement between Wholesale Auto Receivables Corporation, as Seller and Chase Manhattan Bank USA, N.A. as Owner Trustee dated as of March 15, 2001.

99.3 Pooling  and  Servicing   Agreement   between  General  Motors   Acceptance
     Corporation and Wholesale Auto Receivables Corporation, dated as of March 15, 2001.

99.4 Administration Agreement among Superior Wholesale Inventory Financing Trust VII, as Issuer and General Motors Acceptance Corporation, as Administrator, and the Bank of New York, as Indenture Trustee, dated as of March 15, 2001.

99.5 Custodian Agreement between General Motors Acceptance Corporation, as Custodian, and Wholesale Auto Receivables Corporation, as Seller, dated as of March 15, 2001.